Commitment and Contingencies - Schedule of Operating Lease Commitments (Detail) $ in Thousands	Dec. 31, 2019 USD ($)
Lessee, Operating Lease, Liability, Payment, Due [Abstract]
2020	$ 6,337
2021	5,990
2022	5,378
2023	28
Total	$ 17,733